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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: NOVEMBER 6, 1997
                        (Date of earliest event reported)


                                 S3 INCORPORATED
             (Exact name of registrant as specified in its charter)


          DELAWARE                       0-21126                 77-0204341
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


     2801 MISSION COLLEGE BOULEVARD, SANTA CLARA, CA       95052-8058
      (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (415) 588-8000

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Item 5.  Other Events.
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         On November 6, 1997, S3 Incorporated (the "Company") issued a press release concerning a class action lawsuit filed against the Company. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein.

Item 7.  Financial Statements and Exhibits.
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         (c) Exhibits

         99.1     Press release dated November 6, 1997.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated:  November 7, 1997.


                                     S3 INCORPORATED



                                     By /s/ Walt Amaral
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                                        Walt Amaral, Chief Financial Officer

                                  EXHIBIT INDEX
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EXHIBIT
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 99.1           Press release dated November 6, 1997.